June 8, 2016

ULTIMUS MANAGERS TRUST

APEXcm Small/Mid-Cap Growth Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 28, 2015

Investment Adviser Change in Control

On June 1, 2016, Apex Capital Management, Inc. (“Apex”), the prior investment advisor to the APEXcm Small/Mid-Cap Growth Fund (the “Fund”), was acquired by Fiera US Holding Inc. (“Fiera Holding”), a wholly-owned subsidiary of Fiera Capital Corporation (“Fiera”) (the “Acquisition”). Fiera is a Canadian-based independent asset management firm listed on the Toronto Stock Exchange. As of March 31, 2016, Fiera had approximately $75 billion in assets under management. In the U.S., asset management services are provided by a wholly-owned subsidiary of Fiera US Holding Inc., Fiera Capital Inc. (“Fiera Capital”), which is an investment adviser registered with the Securities and Exchange Commission. In connection with the Acquisition, all assets of Apex, including its advisory contracts, have been assigned to Fiera Capital and Apex’s portfolio management team has joined Fiera Capital. For marketing and branding purposes with respect to the Fund, the investment advisor expects to use the name Apex Capital Management for a period of time.

Interim Investment Advisory Agreement and New Expense Limitation Agreement

The Fund’s investment advisory agreement with Apex in effect prior to June 1, 2016 (the “Prior Advisory Agreement”) provided for its automatic termination in the event of its assignment. As a result, the completion of the Acquisition resulted in the termination of the Prior Advisory Agreement. At a meeting held on April 25-26, 2016 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved an interim investment advisory agreement with Fiera Capital for the Fund (the “Interim Advisory Agreement”).

Under the Interim Advisory Agreement, which became effective on June 1, 2016, Fiera Capital provides the same advisory services to the Fund on the same terms provided under the Prior Advisory Agreement. There are no changes to the advisory fees (other than with respect to the provision which provides that the compensation earned under the Interim Advisory Agreement will be held in an interest-bearing escrow account as required by Rule 15a-4 under the Investment Company Act of 1940, as amended), investment objectives, or principal investment strategies of the Fund or composition of the Fund’s portfolio management team.

At the Meeting, the Board also approved a new investment advisory agreement (the “Proposed New Advisory Agreement”) between the Fund and Fiera Capital, which will be submitted to the shareholders of the Fund for their approval at a shareholders meeting called for that purpose. A proxy statement, along with notice of the shareholder meeting and a proxy ballot with more information regarding the Acquisition and the Proposed New Advisory Agreement, will be mailed to shareholders of the Fund in July 2016. The shareholder meeting will take place in September 2016. The Interim Advisory Agreement will terminate upon the earlier of (i) October 29, 2016 or (ii) the date of approval of the Proposed New Advisory Agreement by the shareholders of the Fund.

In addition, at the Meeting, the Board also approved a new expense limitation agreement (the “New Expense Limitation Agreement”) between the Trust, on behalf of the Fund, and Fiera Capital, because the prior expense limitation agreement for the Fund (the “Prior Expense Limitation Agreement”) terminated with the termination of the Prior Advisory Agreement. The terms of the New Expense Limitation Agreement are substantially similar to those of the Prior Expense Limitation Agreement. The New Expense Limitation Agreement became effective on June 1, 2016.

In connection with the Acquisition, the changes described below to the Fund’s Prospectus and SAI are effective immediately.

Changes to the Summary Prospectus, Statutory Prospectus and SAI

Replace all references to “Apex Capital Management, Inc.” in the Summary Prospectus, Statutory Prospectus, and SAI with “Apex Capital Management.”

The following replaces, in its entirety, the sentence under section “Management of the Fund – Portfolio Manager”, on page 4 of the Summary Prospectus and page 7 of the Statutory Prospectus:

Nitin N. Kumbhani is the Vice Chairman and Chief of Growth Equity Strategies of the Adviser and has been responsible for the day-to-day management of the Fund’s portfolio since its inception in June 2012.

The following replaces the first paragraph, in its entirety, under section “Fund Management – The Investment Adviser”, on page 12 of the Statutory Prospectus:

Apex Capital Management (“Apex”), a trade-name being used by Fiera Capital Inc. (the “Adviser”), with a principal address of 375 Park Avenue, 8th Floor, New York, NY 10152, serves as the investment adviser to the Fund. The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was founded in 1972 and also provides investment advisory services to high net worth individuals, institutional clients (including pension plans, profit sharing plans, and other charitable organizations), private investment funds and another open-end mutual fund registered under the Investment Company Act of 1940, corporations and other businesses, and state or municipal government entities. The Adviser has additional locations throughout the U.S., including in Boston, Massachusetts and Miamisburg, Ohio. For marketing and branding purposes with respect to the Fund, the Adviser expects to use the name Apex Capital Management for a period of time.

The following replaces the first paragraph, in its entirety, under section “Fund Management – Portfolio Manager”, on page 13 of the Statutory Prospectus:

Nitin N. Kumbhani is the portfolio manager of the Fund. Mr. Kumbhani is the Vice Chairman and Chief of Growth Equity Strategies at the Adviser. He previously served as the President and Chief Investment Officer of Apex Capital Management, Inc. (“Apex”), which he founded in 1987. Prior to launching Apex, he started Source Data Systems (“SDS”), a software company that pioneered ATM software. He sold SDS and started Kumbhani and Co. (which subsequently became Apex) in 1987. Mr. Kumbhani’s background as a developer of technology working with the financial services industry has served him well as a growth stock portfolio manager. He received his BS in Electrical Engineering and Economics and did graduate studies in Computer Sciences at West Virginia University.

The following replaces the first two paragraphs, in their entirety, under section “Investment Adviser”, on page 19 of the SAI:

Apex Capital Management (“Apex”), a trade-name being used by Fiera Capital Inc. (the “Adviser”), 375 Park Avenue, 8th Floor, New York, NY 10152, serves as the investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement dated June 1, 2016 (the “Interim Investment Advisory Agreement”). The Adviser was founded in 1972 and also provides investment advisory/sub-advisory services to high net worth individuals, institutional clients (including pension plans, profit sharing plans, and other charitable organizations), private investment funds and another open-end mutual fund registered under the Investment Company Act of 1940, corporations and other businesses, and state or municipal government entities. The Adviser is wholly-owned by Fiera US Holding Inc., a U.S. holding company, which in turn is wholly-owned by Fiera Capital Corporation, a publically traded company listed on the Toronto Stock Exchange under the symbol FSZ.

The Interim Advisory Agreement will terminate upon the earlier of (i) October 29, 2016 or (ii) the date of approval of a Proposed New Advisory Agreement by the shareholders of the Fund. The Interim Investment Advisory Agreement is terminable without penalty on 10 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Adviser may, at any time and without any penalty, terminate the Interim Investment Advisory Agreement upon 60 days’ written notice to the Trust and the Fund.

The following replaces, in its entirety, under the “Principal Occupation(s) During Past 5 Years” columns in Appendix A to the SAI, for Nitin N. Kumbhani and Michael Kalbfleisch, respectively:

Vice Chairman and Chief of Growth Equity Strategies, Fiera Capital Inc. (June 2016 to present); President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to May 2016)

Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present); Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016);

There are no changes to the Fund’s investment goal, investment strategies or principal risks as a result of the Acquisition described herein. Nitin Kumbhani continues to serve as the Fund’s portfolio manager and all investment advisory services continue to be performed from the Adviser’s Miamisburg, Ohio location.

For more information, or to obtain a copy of the Fund’s Prospectus or SAI free of charge, please contact the Fund at 1-888-575-4800.

Investors should retain this supplement for future reference.